CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED 10/24/05

 $43,700,000

Classes M-1 and M-8

Mezzanine Certificates Offered

(Approximate)

$891,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

BlackRock Ramp Loss Distribution Analysis

The tables below show the Collateral Loss to Maturity and the Weighted-Average Life (WAL) of the referenced class at the Breakeven Percentage of the BlackRock Ramp Loss Distribution.  The Breakeven Percentage of the BlackRock Ramp Loss Distribution is the highest percentage that can be sustained without a writedown to the referenced class assuming:

•

Various Prepayment Speeds

•

Various Interest Rate Stresses

•

Delinquency Trigger Fails (no stepdown)

•

40% Loss Severity

•

12-Month Lag from Default to Loss

Class M-1
		% PPC
		50	100	150	200
% of BR_Ramp		999%	1856%	3517%	9438%
WAL	(Yrs)	5.5	3.6	2.9	2.3
Total Losses		23.54%	19.76%	18.71%	18.16%
Loss on Bond		-	-	-	-
Libor		Spot	Spot	Spot	Spot

		% PPC
		50	100	150	200
% of BR_Ramp		972%	1843%	3525%	9498%
WAL	(Yrs)	5.6	3.6	2.9	2.3
Total Losses		23.35%	19.73%	18.72%	18.16%
Loss on Bond		-	-	-	-
Libor		Forward	Forward	Forward	Forward

		% PPC
		50	100	150	200
% of BR_Ramp		895%	1770%	3518%	9574%
WAL	(Yrs)	5.9	3.6	2.9	2.3
Total Losses		22.78%	19.51%	18.71%	18.17%
Loss on Bond		-	-	-	-
Libor		Fwd + 200 bps	Fwd + 200 bps	Fwd + 200 bps	Fwd + 200 bps

		% PPC
		50	100	150	200
% of BR_Ramp		757%	1685%	3550%	10172%
WAL	(Yrs)	7.1	3.7	2.9	2.3
Total Losses		21.33%	19.21%	18.76%	18.24%
Loss on Bond		-	-	-	-
Libor		Fwd + 400 bps	Fwd + 400 bps	Fwd + 400 bps	Fwd + 400 bps

		% PPC
		50	100	150	200
% of BR_Ramp		927%	1803%	3521%	9537%
WAL	(Yrs)	5.7	3.6	2.9	2.3
Total Losses		23.03%	19.61%	18.72%	18.17%
Loss on Bond		-	-	-	-
Libor		BR_FWD	BR_FWD	BR_FWD	BR_FWD

Class M-8
		% PPC
		50	100	150	200
% of BR_Ramp		450%	283%	303%	931%
WAL	(Yrs)	16.1	8.8	5.2	3.4
Total Losses		13.50%	8.27%	5.86%	4.92%
Loss on Bond		-	-	-	-
Libor		Spot	Spot	Spot	Spot

		% PPC
		50	100	150	200
% of BR_Ramp		439%	277%	305%	950%
WAL	(Yrs)	16.4	9.0	5.2	3.4
Total Losses		13.17%	8.14%	5.98%	5.01%
Loss on Bond		-	-	-	-
Libor		Forward	Forward	Forward	Forward

		% PPC
		50	100	150	200
% of BR_Ramp		411%	261%	314%	1035%
WAL	(Yrs)	17.0	9.2	5.2	3.4
Total Losses		12.33%	7.80%	5.98%	5.39%
Loss on Bond		-	-	-	-
Libor		Fwd + 200 bps	Fwd + 200 bps	Fwd + 200 bps	Fwd + 200 bps

		% PPC
		50	100	150	200
% of BR_Ramp		325%	231%	322%	1133%
WAL	(Yrs)	18.2	10.4	5.1	3.4
Total Losses		9.75%	6.93%	6.08%	5.83%
Loss on Bond		-	-	-	-
Libor		Fwd + 400 bps	Fwd + 400 bps	Fwd + 400 bps	Fwd + 400 bps

		% PPC
		50	100	150	200
% of BR_Ramp		423%	268%	312%	1002%
WAL	(Yrs)	16.7	9.1	5.2	3.4
Total Losses		12.69%	7.95%	5.96%	5.25%
Loss on Bond		-	-	-	-
Libor		BR_FWD	BR_FWD	BR_FWD	BR_FWD

Additional Cases:

•

Fixed Prepayment Speeds at 50% of PPC

•

ARM Prepayment Speeds at 100% of PPC

•

Forward LIBOR Interest Rate Stress

•

Delinquency Trigger Fails (no stepdown)

•

40% Loss Severity

•

12-Month Lag from Default to Loss

	M-1		M-8
% of BR_Ramp	1711%	% of BR_Ramp	286%
WAL (Yrs)	3.8	WAL (Yrs)	16.6
Total Losses	19.86%	Total Losses	8.34%
Loss on Bond	-	Loss on Bond	-
Libor	Forward	Libor	Forward

•

Fixed Prepayment Speeds at 100% of PPC

•

ARM Prepayment Speeds at 100% of PPC

•

Forward LIBOR Interest Rate Stress

•

Delinquency Trigger Fails (no stepdown)

•

40% Loss Severity

•

12-Month Lag from Default to Loss

•

CDR Ramp starting at 0% CDR in month 1 to month 12, from month 13 to month 42 increasing to 10% CDR, remaining at 10% CDR to month 60, from month 61 to month 108 decreasing to 1.5% CDR and remaining constant at 1.5% CDR thereafter.

	M-1		M-8
% of CDR_Ramp	2071%	% of CDR_Ramp	291%
WAL (Yrs)	3.3	WAL (Yrs)	3.9
Total Losses	19.59%	Total Losses	7.78%
Loss on Bond	-	Loss on Bond	-
Libor	Forward	Libor	Forward

Appendix A

100% of Base Loss Vector = 3.00% cumulative losses

BlackRock Ramp Loss Distribution:

Year	Baseline Cumulative Default Vector
0	0.000%
1	0.000%
2	1.500%
3	3.375%
4	4.875%
5	6.375%
6	7.125%
7	7.500%

Appendix B

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor:

BlackRock Libor:

The BlackRock Forward LIBOR uses a libor curve that starts from current level and linearly increases to 6% in 24 months and remains at 6% thereafter.